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                                                                  Exhibit 10-3




                                                          June 28, 2002



Lexington Precision Corporation
767 Third Avenue
New York, New York  10017

               Re:    Amendment to Financing Agreements

Gentlemen:

        Reference is made to certain financing agreements dated January 11, 1990 between Lexington Precision Corporation ("LPC") and Congress Financial Corporation ("Congress"), including, but not limited to, an Accounts Financing Agreement [Security Agreement], as amended (the "Accounts Agreement"), and all supplements thereto and all other related financing and security agreements (collectively, all of the foregoing, as the same have heretofore or contemporaneously been or may be hereafter, amended, replaced, extended, modified or supplemented, the "Financing Agreements").

        In connection with the financing arrangements pursuant to the Accounts Agreement and the other Financing Agreements, the parties hereto hereby agree to amend the Financing Agreements, as set forth below:

        1. Definitions. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Accounts Agreement and the other Financing Agreements.

        2. Term. The first sentence of Section 9.1 of the Accounts Agreement, as heretofore amended, is hereby deleted in its entirety and replaced with the following:

           "This Agreement shall become effective upon acceptance by you and shall continue in full force and effect for a term ending September 2, 2002 (the "Renewal Date"), unless sooner terminated pursuant to the terms hereof."

        3. Amendment Fee. In consideration of the amendments set forth herein, LPC shall on the date hereof, pay to Congress or Congress, at its option, may charge the account of LPC maintained by Congress, an amendment fee in the amount of $67,000, which fee is fully earned as of the date hereof and shall constitute part of the Obligations.



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        4. Representations, Warranties and Covenants. In addition to the continuing representations, warranties and covenants heretofore or hereafter made by LPC to Congress pursuant to the Financing Agreements, LPC hereby represents, warrants and covenants with and to Congress as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment.

           (b) This Amendment has been duly executed and delivered by LPC and is in full force and effect as of the date hereof, and the agreements and obligations of LPC contained herein constitute the legal, valid and binding obligations of LPC enforceable against LPC in accordance with their terms.

        5. Conditions to Effectiveness of Amendment. Anything contained in this Amendment to the contrary notwithstanding, the terms and provisions of this Amendment shall only become effective upon the satisfaction of the following additional conditions precedent:

           (a) Each of Congress and LPC shall have received an executed original or executed original counterparts (as the case may be) of this Amendment and an executed copy of the Agreement, dated as of June 28, 2002 attached hereto as Exhibit A, together with an Amendment between LRG and Congress dated of even date herewith with respect to the LRG Financing Agreements and the documents and instruments required thereunder (if any) and the satisfaction of all conditions precedent to the effectiveness thereof, which shall be in form and substance satisfactory to Congress;

           (b) All representations and warranties contained herein, in the Accounts Agreement and in the other Financing Agreements shall be true and correct in all material respects; and

           (c) No Event of Default shall have occurred and no event shall have occurred or condition be existing which, with notice or passage of time or both, would constitute an Event of Default.

        6. Effect of this Amendment. Except as modified pursuant hereto, the Accounts Agreement and all supplements to the Accounts Agreement and all other Financing Agreements, are hereby specifically ratified, restated and confirmed by the parties hereto as of the date hereof and no existing defaults or Events of Default have been waived in connection herewith. To the extent of conflict between the terms of this Amendment and the Accounts Agreement or any of the other Financing Agreements, the terms of this Amendment control.

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        7. Further Assurances. LPC shall execute and deliver such additional documents and take such additional actions as may reasonably be requested by Congress to effectuate the provisions and purposes of this Amendment.

        8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to its principles of conflicts of law.

        9. Counterparts. Delivery of an executed counterpart of this Amendment by telefacsimile shall have the same force and effect as delivery of an original executed counterpart of this Amendment.



                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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        By the signatures hereto of the duly authorized officers, the parties hereto mutually covenant, warrant and agree as set forth herein.

                                            Very truly yours,

                                            CONGRESS FINANCIAL CORPORATION

                                            By:    Herbert C. Korn
                                                   ----------------------

                                            Title: Vice President
                                                   ----------------------




AGREED AND ACCEPTED:

LEXINGTON PRECISION CORPORATION

By:    Michael A. Lubin
       ----------------------------

Title: Chairman of the Board
       ------------------------------

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                                     CONSENT


        The undersigned guarantor hereby consents to the foregoing Amendment, agrees to be bound by its terms applicable to it, and ratifies and confirms the terms of its Guarantee and Waiver dated January 11, 1990 as applicable to all present and future indebtedness, liabilities and obligations of LEXINGTON PRECISION CORPORATION ("LPC") to CONGRESS FINANCIAL CORPORATION ("Congress"), including, without limitation, all indebtedness, liabilities and obligations under the Financing Agreements as amended hereby.

                                            LEXINGTON RUBBER GROUP, INC.

                                            By:    Michael A. Lubin
                                                   ----------------------------

                                            Title: Chairman of the Board
                                                   ----------------------------
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                                                                      Exhibit A


                                    AGREEMENT


        This Agreement dated as of June 28, 2002 (the "Agreement"), among Lexington Precision Corporation, a Delaware corporation (the "LPC"), Lexington Rubber Group, Inc., a Delaware corporation formerly known as Lexington Components, Inc. ("LRG"; LPC and LRG are referred to individually as "Borrower" and collectively as the "Borrowers"), and Congress Financial Corporation ("Congress").

        WHEREAS, Congress and each of the Borrowers have entered into an Accounts Financing Agreement [Security Agreement] dated as of January 11, 1990, as amended, and all supplements thereto and related financing and security agreements (all of the foregoing, as the same have been or may be amended, replaced, extended, modified, or supplemented, are referred to as the "Financing Agreements").

        NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1. Waiver. Subject to paragraph 2 hereof, Congress hereby waives, until September 2, 2002, any Event of Default resulting solely from the failure of the LPC to pay any principal or interest due on February 1, 2000, May 1, 2000, August 1, 2000, November 1, 2000, February 1, 2001, May 1, 2001, August 1, 2001,
November 1, 2001, February 1, 2002, May 1, 2002, or August 1, 2002, in respect of (a) LPC's 14% Junior Subordinated Notes due May 1, 2002, (b) LPC's Junior Subordinated Convertible Increasing Rate Notes due May 1, 2000, (c) LPC's 12 3/4% Senior Subordinated Notes due February 1, 2000, and/or (d) the 10-1/2% Senior Note due May 1, 2002, of LPC and LRG (the indebtedness referred to in clauses (a), (b), and (c) is referred to herein as the "Other Indebtedness").

        2. Rescission of Waivers. The foregoing waivers shall be automatically rescinded, without notice to LPC or LRG, in the event that the holder of any Other Indebtedness or trustee in respect thereof seeks to accelerate the maturity of any such Other Indebtedness or to enforce or exercise any remedies in respect thereto.

        3. Effective Date.

           This Agreement shall be deemed effective as of June 28, 2002.

        4. Representations and Warranties. Each of the parties represents and warrants that: (a) the execution, delivery, and performance of this Agreement have been duly authorized by all requisite action on its part; and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid, and binding agreement, enforceable against it in accordance with




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its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforceability of creditors' rights generally or by general equitable principles.

        5. No Other Amendments.

Except as set forth herein, all terms and provisions of the Financing Agreements among Congress, LPC and LRG shall remain in full force and effect. Except as expressly set forth herein, no other or further amendment, waiver or consent is implied by, and LPC and LRG shall not be entitled to, any other or further amendment, waiver or consent by virtue of the provisions of this Agreement. In addition, without limiting the foregoing, the waivers of Congress set forth herein do not constitute an agreement to, and LPC and LRG acknowledge that Congress may decline to, grant any other or further waivers with respect to the subject matter hereof or any other matters regardless of whether or not there occurs any change in facts or circumstances relating to LPC and/or LRG.

        6. General Provisions.

           (a) Defined Terms. Capitalized terms used herein, unless otherwise defined herein, shall have the meaning ascribed thereto in the Financing Agreements.

           (b) Counterparts. This Agreement may be executed by the parties in any number of counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Agreement may be signed by facsimile transmission of the relevant signature pages hereof.

           (c) Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York.

           (d) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

           (e) Headings. The paragraph headings of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.



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        IN WITNESS WHEREOF, each Borrower and Congress have caused this
Agreement to be duly executed and delivered as of the date first written above.

                                               LEXINGTON PRECISION CORPORATION


                                               By:    Michael A. Lubin
                                                      -------------------------
                                               Name:  Michael A. Lubin
                                                      -------------------------
                                               Title: Chairman of the Board
                                                      -------------------------



                                               LEXINGTON RUBBER GROUP, INC.


                                               By:    Michael A. Lubin
                                                      -------------------------
                                               Name:  Michael A. Lubin
                                                      -------------------------
                                               Title: Chairman of the Board
                                                      -------------------------



                                               CONGRESS FINANCIAL CORPORATION



                                               By:    Herbert C. Korn
                                                      -------------------------
                                               Name:  Herbert C. Korn
                                                      -------------------------
                                               Title: Vice President
                                                      -------------------------